Prepaid Expenses and Other Current Assets (Tables)	3 Months Ended	12 Months Ended
	Sep. 30, 2020	Jun. 30, 2020
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Schedule of prepaid expenses and other current assets
	September 30,	June 30,
	2020	2020
Buildings	$198,223	$190,518
Motor vehicles*	538,879	516,999
Computer equipment*	100,793	97,172
Office equipment*	45,349	43,587
Furniture and fixtures*	74,597	71,697
System software*	112,275	107,911
Leasehold improvements	818,559	786,745

Total	1,888,675	1,814,629

Less: Accumulated depreciation and amortization	(1,412,451)	(1,291,339)

Property and equipment, net	$476,224	$523,290

*	For the three months ended September 30, 2019, an impairment of $127,177 was recorded due to continued decrease in revenues from the inland transportation management segment, no impairment was recorded for same period 2020.

Note 6. PREPAID EXPENSES AND OTHER CURRENT ASSETS

The Company's prepaid expenses and other assets are as follows:

	June 30,	June 30,
	2020	2019
Prepaid income taxes	$48,924	$35,129
Other (including prepaid insurance, rent, listing fees)	41,458	69,925
Deposit for ERP (1)	-	218,678
Prepaid leasing and service fees (2)	-	300,825
Total	90,382	624,557
Less: current portion	(90,382)	(105,054)
Total noncurrent portion	$-	$519,503

(1)	On December 27, 2017, with the approval of the Board, the Company signed a contract with Tianjin Anboweiye Technology Ltd Co. ("Tianjin Anboweiye"), to develop a more complete ERP system based on the Company's existing operations and projected future growth. In March 2018, the Company paid a deposit to start phase one of the development which includes upgraded accounting and human resources modules, new order processing and customer relationship management system. The Company paid a $437,357 deposit to Tianjin Anboweiye. The total contract price for phase one amounted to RMB 4,000,000, approximately $583,000. For the year ended June 30, 2019, the Company utilized $218,679 of software development costs incurred during the preliminary project stage, which included planning and determining the functionality of the software. The Company integrated the shipping agencies business with the current ERP platform and the first phase of the ERP system was placed in use in July 2019 and to be amortized over three years (See Note 9). As of June 30, 2020, all executed portion of the contract has been fully paid. On March 31, 2020, the Company and the vendor agreed to terminate the unexecuted portions of the contract, as such, no payable nor contractual obligation existed as of June 30, 2020.

(2)	On June 22, 2018, the Company entered into a contract to improve its IT infrastructure. The total contract consideration for the services is $1.2 million and the Company paid a deposit of approximately $1.0 million. The consideration is allocated as follows: $420,000 for operating hardware leasing of twelve months; $480,000 for onsite services and IT consulting for a two-year period; $60,000 for operating system set up and $240,000 for continuing integration with the ERP system and data management for two years. For the year ended June 30, 2020, the Company incurred $200,550 in IT for consulting costs, and $100,275 for continuing integration of the ERP system and data management costs. As of June 30, 2020, all executed portion of the contract has been fully paid. On March 31, 2020, the Company and the vendor agreed to terminate the unexecuted portions of the contract, as such, no payable nor contractual obligation existed as of June 30, 2020.